UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2022

Desktop Metal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Third Avenue Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

(978) 224-1244

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit or Disposal Activities.

On June 10, 2022, the Board of Directors of Desktop Metal, Inc. (the “Company”) approved a strategic integration and cost optimization initiative that includes a global workforce reduction of approximately 12%, facilities consolidation, and other operational savings measures (the “Initiative”). The purpose of the Initiative is to streamline the Company’s operational structure, reducing its operating expenses and managing its cash flows. The Company has commenced workforce reductions in the United States and is reviewing workforce changes in other countries, the timing of which will vary according to local regulatory requirements. The Company is also conducting a facility rationalization assessment and assessing other operational savings measures. As a result of the Initiative, the Company anticipates $20 million of non-GAAP cost savings to be realized in the second half of 2022 and at least $100 million of aggregate cost savings to be realized over the next 24 months. The Company anticipates that the Initiative will be substantially complete by the end of 2023.

The Company estimates it will incur one-time termination benefits and associated costs related to the strategic integration and cost optimization initiative of approximately $14.0 million, of which approximately $11.0 million are expected to be incurred in the second quarter of 2022 and the remaining approximately $3.0 million are expected to be incurred by the end of 2023. The Company estimates that $6.2 million of these charges will result in future cash expenditures. Lease termination costs associated with the initiative have yet to be determined, pending completion of a facility rationalization assessment, and other costs related to operational savings measures associated with the Initiative have yet to be determined. As a result, the costs to be incurred for each of the foregoing measures and the total cost and charges to be incurred in connection with the Initiative cannot reasonable be estimated at this time. The Company will amend this Current Report on Form 8-K to disclose such costs and charges when they have been determined

The Company anticipates that the initiative will be substantially complete by the end of 2023.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Executive Officer

In connection with the Initiative described in Item 2.05 of this Form 8-K, on June 10, 2022, the Board of Directors of the Company determined that Michael Jafar will cease to serve as the President and Chief Executive Officer of Desktop Health, effective as of June 30, 2022. The Company intends to enter into a separation agreement with Mr. Jafar setting forth the terms of his separation from the Company.

Appointment of Executive Officer

On June 10, 2022, the Company appointed Thomas Nogueira as its Chief Operating Officer, effective as of June 10, 2022 (the “Effective Date”). Mr. Nogueira, age 38, served as the Company’s Senior Vice President of Global Operations from December 2021 to June 2022, where he managed the Company’s global manufacturing, supply chain and facilities. From April 2018 to November 2021, he served as the Company’s Vice President of Operations and, from February 2017 to March 2018, as the Company’s Director of Manufacturing Operations. Prior to joining the Company, Mr. Nogueira held roles of increasing responsibility at 24M Technologies, Inc. (“24M”), a lithium-ion battery developer and manufacturer, including Senior Director of Program Management & Operations, where he oversaw all aspects of 24M’s manufacturing process. Prior to 24M, Mr. Nogueira held various operations, engineering and program management roles at A123 Systems LLC and the General Electric Company. Mr. Nogueira holds a B.S. in Chemical Engineering from the Worcester Polytechnic Institute and is a graduate of the GE Operations Management Leadership Program.

In connection with his appointment, Mr. Nogueira will be entitled to an annual base salary in the amount of $400,000 and a grant of $500,000 of Restricted Stock Units based on the closing price of the Company’s common stock on the Effective Date. Mr. Nogueira will also be eligible for an annual bonus of up to $240,000 in accordance with the Company’s annual bonus program. On June 12, 2022, Mr. Nogueira and the Company entered into an offer letter, effective as of June 12, 2022. Pursuant to the offer letter, in the event Mr. Nogueira’s employment is terminated by the Company without cause, subject to his execution and non-revocation of a release of claims, he will be entitled to receive his base salary for a period of 9 months and COBRA benefits, if elected, until the earlier of 9 months or the date he becomes eligible for coverage under another employer’s plan.

Item 7.01. Regulation FD Disclosure.

On June 13, 2022, the Company issued a press release announcing the Initiative. A copy of the press release is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 99.1.

The information in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-looking Statements

This Current Report contains certain forward-looking statements within the meaning of the within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including the timing of completion of, the costs incurred, and the future charges related to, the Reorganization, and the impact of the Reorganization on the Company’s business, finances, and operations.

Forward-looking statements generally are identified by the words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but not limited to, the risks and uncertainties set forth under the heading “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed on May 10, 2022 and the Company’s other filings with the U.S. Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release of Desktop Metal, Inc., dated June 13, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Desktop Metal, Inc.

Date: June 13, 2022	By:	/s/ Meg Broderick
	Name:	Meg Broderick
	Title:	General Counsel and Corporate Secretary